Restructuring Charges	9 Months Ended
Sep. 30, 2017
Restructuring and Related Activities [Abstract]
Restructuring Charges
Restructuring Charges
During the three and nine months ended September 30, 2017, the Company recorded restructuring charges of $2.9 million and $5.1 million, respectively. The restructuring charges primarily related to: severance costs resulting from the termination of the charter contract for the Arendal Spirit UMS in Teekay Offshore and the resulting decommissioning of the unit; reorganization and realignment of resources of certain of the Company's strategic development function to better respond to the changing business environment; and reorganization of the Company's FPSO business to create better alignment with the Company's offshore operations.
During the three and nine months ended September 30, 2016, the Company recorded restructuring charges of $3.1 million and $22.9 million, respectively. The restructuring related to the closure of two offices and seafarers' severance amounts related to a tug business in Western Australia, reorganization of the Company's FPSO business to create better alignment with the Company's offshore operations, and reductions to charges previously accrued. The charges related to the seafarers' severance were partly recovered from the customer and the recovery is included in revenues on the unaudited consolidated statements of (loss) income.
At September 30, 2017 and December 31, 2016, $1.4 million and $5.6 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the unaudited consolidated balance sheets.